UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

OneStream, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42187	87-3199478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 N. Chester Street
Birmingham, Michigan		48009
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 650-1490

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 25, 2025, William Koefoed notified the board of directors (the “Board”) of OneStream, Inc. (the “Company”) that he is resigning as the Company’s chief financial officer, effective December 31, 2025. On November 30, 2025, the Board, in turn, approved certain changes to the Company’s executive management team and Board committees as follows:

•
John Kinzer, a member of the Board, will, pursuant to the terms of an offer letter approved by the Board (as described below), assume the role of strategic advisor with the Company and cease to serve as a member of the audit committee of the Board (the “Audit Committee”) and the compensation, nominating and governance committee of the Board (the “CNG Committee”), effective December 2, 2025. Subsequently, effective January 1, 2026, Mr. Kinzer will commence service as the Company’s interim chief financial officer and principal financial officer. In such position, Mr. Kinzer will be an “executive officer” of the Company as defined in Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “officer” of the Company as defined in Rule 16a-1(f) of the Exchange Act for purposes of Section 16 of the Exchange Act.
•
Following Mr. Kinzer’s assumption of the interim chief financial officer role on January 1, 2026, Mr. Koefoed will, pursuant to the terms of a transition agreement and release, the form of which has been approved by the Board (as described below), continue to serve the Company in an advisory capacity through April 1, 2026 to support continuity and a smooth transition. Mr. Koefoed is resigning from the Company to pursue a new professional opportunity, and his decision is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure, or internal controls.
•
Scott Leshinski, the Company’s executive vice president, artificial intelligence & operational analytics, was appointed as president, effective January 1, 2026. In such position, Mr. Leshinski will be an “executive officer” of the Company as defined in Rule 3b-7 of the Exchange Act, and an “officer” of the Company as defined in Rule 16a-1(f) of the Exchange Act for purposes of Section 16 of the Exchange Act. Thomas Shea, the Company’s chief executive officer and president, will cease to serve as president upon Mr. Leshinski assuming that position.
•
Pamela McIntyre, the Company’s senior vice president, corporate controller, was appointed as chief accounting officer and principal accounting officer, effective January 1, 2026. In such position, Ms. McIntyre will be an “officer” of the Company as defined in Rule 16a-1(f) of the Exchange Act for purposes of Section 16 of the Exchange Act.
•
Baskar Sridharan, a member of the Board, was appointed to the Audit Committee, and Jonathan Mariner, a member of the Board and the Audit Committee, was appointed as chair of the Audit Committee, effective upon Mr. Kinzer ceasing to serve on such committee.
•
Kara Wilson, a member of the Board and the Audit Committee, was appointed to the CNG Committee, effective upon Mr. Kinzer ceasing to serve on such committee.

Mr. Kinzer, age 57, has served on the Board since its formation and as a member of OneStream Software LLC’s board of managers since June 2019. He will continue to serve as a director during his tenure as the Company’s strategic advisor and as interim chief financial officer. Since February 2023, Mr. Kinzer has acted as a senior advisor to Kohlberg Kravis Roberts & Co. L.P. Mr. Kinzer previously served as an operating partner and then as a senior advisor at Stripes focusing on SaaS, from 2019 to 2025. Prior to Stripes, Mr. Kinzer was the chief financial officer of HubSpot Inc. from 2013 to 2019. Prior to joining HubSpot, he served as the chief financial officer of BackOffice Associates. From 2001 to 2012, Mr. Kinzer worked for Blackboard, serving as chief financial officer from 2010 to 2012. He has also worked at MCI and Arthur Andersen. Mr. Kinzer has served on the board of directors of a number of privately held companies. Mr. Kinzer received a B.S. degree in Accounting from Virginia Tech.

Mr. Leshinski, age 48, has served as the Company’s executive vice president, artificial intelligence & operational analytics, since May 2024. In this role, he leads the global go-to-market, pre-sales, software engineering, consulting, enablement, and operational functions for the Company’s SensibleAI solution portfolio. Prior to his current role, from June 2021 until May 2024, Mr. Leshinski served as the Company’s senior vice president, commercial expansion, where he oversaw global growth initiatives and the commercialization of new product innovations. Before joining the Company, Mr. Leshinski spent 16 years in the technology and enterprise software sector. His prior roles include, from 2013 to 2021, managing director at Huron Consulting—where he led one of the industry’s largest enterprise performance management consultancies—and, from 2005 to 2013, founder and managing director of Blue Stone International. Additionally, earlier in his career, Mr. Leshinski spent six years in corporate finance and investment banking. Mr. Leshinski received a B.A. degree in Finance from Michigan State University.

Ms. McIntyre, age 42, has served as the Company’s corporate controller since February 2020, initially as a vice president and then as a senior vice president. Prior to joining the Company, Ms. McIntyre held various significant positions in finance leadership, including vice president and corporate controller at Dura Automotive Systems, director of finance at Inteva Products, and roles in financial reporting and accounting at Continental Automotive Systems and Chrysler. Ms. McIntyre is a certified public accountant and began her professional career as a senior auditor at Ernst & Young. Ms. McIntyre received a B.S. degree in Accounting and Applied Technologies in Business from Oakland University.

There are no family relationships between Mr. Kinzer, Mr. Leshinski or Ms. McIntyre and any director or executive officer of the Company required to be disclosed under Item 401(d) of Regulation S-K.

An entity beneficially owned by Mr. Kinzer is a party to the tax receivable agreement between the Company, OneStream Software LLC and certain other current and former members of OneStream Software LLC, which is further described in the Company’s definitive proxy statement for the 2025 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2025 (the “2025 Proxy Statement”), in the section titled “Certain Relationships and Related Party Transactions—Tax Receivable Agreement.” Additionally, in connection with the Company’s initial public offering, the Company purchased certain issued and outstanding units of OneStream Software LLC (and an equal number of shares of the Company’s Class C common stock) beneficially owned by Mr. Kinzer, along with certain other stockholders, in a “synthetic secondary” transaction, which is further described in the 2025 Proxy Statement, in the section titled “Certain Relationships and Related Party Transactions—Synthetic Secondary Transactions—Initial Public Offering.” There are no other transactions currently contemplated or since the beginning of the last fiscal year in which Mr. Kinzer, or Mr. Leshinski or Ms. McIntyre, have an interest requiring disclosure under Item 404(a) of Regulation S-K.

There is no arrangement or understanding between Mr. Kinzer, Mr. Leshinski or Ms. McIntyre and any other person or entity pursuant to which Mr. Kinzer, Mr. Leschinski or Ms. McIntyre were appointed to their respective positions.

The Company previously entered into its standard form of indemnification agreement with Mr. Kinzer and will enter into its standard form of indemnification agreement with each of Mr. Leshinski and Ms. McIntyre in the form previously approved by the Board, which was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on July 26, 2024.

Compensatory Arrangements

John Kinzer

The material terms of Mr. Kinzer’s offer letter entered into in connection with his appointment as strategic advisor and interim chief financial officer, as approved by the Board, are as follows:

•
Mr. Kinzer’s annual base salary will be $500,000.
•
Mr. Kinzer’s annual incentive compensation will be 75% of his base salary, which will go into effect as of the effective date of his service as interim chief financial officer.
•
Grant of restricted stock units (“RSUs”) covering shares of the Company’s Class A common stock with a grant-date fair value of approximately $2,000,000 vesting on December 1, 2026, subject to Mr. Kinzer’s continued service. The actual number of RSUs issued to Mr. Kinzer pursuant to this award will be determined pursuant to the formula set forth in his offer letter. The RSU award to Mr. Kinzer was granted under the Company’s 2024 Equity Incentive Plan (the “2024 EIP”) and the form of award agreement thereunder.
•
If Mr. Kinzer’s employment is (i) terminated by the Company without “cause” or he resigns for “good reason,” in either case, within the period beginning three months prior to and ending twelve months after a “change in control” or (ii) terminated by the Company in connection with the commencement of employment of a permanent chief financial officer of the Company, Mr. Kinzer will be entitled to receive (A) a lump sum payment equal to his annual incentive compensation opportunity, pro-rated through his termination date, and based on actual achievement of the applicable 2026 performance objectives (less any amounts previously paid to him under the 2026 bonus plan) and (B) accelerated vesting of 100% of the RSUs referenced in his offer letter, in each case, subject to the effectiveness of a release of claims.
•
Upon Mr. Kinzer’s appointment as strategic advisor and through his service as interim chief financial officer, he will no longer be eligible to receive compensation pursuant to the Company’s outside director compensation policy, as described in the section titled “Board of Directors and Corporate Governance—Director Compensation—Outside Director Compensation Policy” in the 2025 Proxy Statement.

A copy of the offer letter with Mr. Kinzer will be filed with the Company’s Annual Report on Form 10-K for the year ending December 31, 2025 (the “2025 Form 10-K”). The above summary of the offer letter does not purport to be complete and is subject to and qualified in its entirety by reference to the offer letter.

Scott Leshinski

In connection with his appointment as president, Mr. Leshinski will be eligible to receive Tier 2 level of severance benefits (as defined in the Company’s Executive Change in Control and Severance Policy, which was filed as Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed with the SEC on June 28, 2024) (the “Severance Policy”).

Pamela McIntyre

Effective as of her appointment as chief accounting officer, the Board granted to Ms. McIntyre RSUs covering shares of the Company’s Class A common stock with a grant-date fair value of approximately $350,000 vesting on the one-year anniversary of the effective date of her appointment, subject to Ms. McIntyre’s continued service. The actual number of RSUs issued to Ms. McIntyre pursuant to this award will be determined pursuant to the formula approved by the Board. The RSU award to Ms. McIntyre was granted under the 2024 EIP and the form of award agreement thereunder.

The Board also approved Ms. McIntyre’s eligibility to receive Tier 2 level of severance benefits under the Severance Policy.

William Koefoed

In connection with his resignation as the Company’s chief financial officer, the Company and Mr. Koefoed are expected to enter into a transition agreement and release. The material terms of Mr. Koefoed’s transition agreement and release are expected to be as follows:

•
Until April 1, 2026 (or, if earlier, the date his employment with the Company terminates), Mr. Koefoed will continue to receive his regular base salary as currently in effect, be eligible to receive a bonus under the Company’s 2025 bonus plan on the same terms as currently in effect, participate in then-available Company benefit plans at levels currently in effect subject to the terms of those plans, and vest in his outstanding Company equity awards in accordance with their existing terms (collectively, the “Transition Benefits”).
•
If Mr. Koefoed’s employment is terminated by the Company without “cause” prior to April 1, 2026, he will receive the balance of the Transition Benefits as if he remained employed through April 1, 2026, subject to the effectiveness of a release of claims attached to his transition agreement and release.
•
The post-termination exercise period of his outstanding and vested Company stock options is expected to be extended to December 31, 2026, subject to earlier termination in accordance with the applicable Company equity plan, and subject to the effectiveness of a release of claims attached to his transition agreement and release.

A copy of the transition agreement and release with Mr. Koefoed is expected to be filed with the 2025 Form 10-K. The above summary of the transition agreement and release does not purport to be complete and is subject to and qualified in its entirety by reference to the transition agreement and release.

Item 7.01. Regulation FD Disclosure.

On December 2, 2025, the Company issued a press release announcing the leadership transitions described in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by the Company, dated December 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONESTREAM, INC.

Date:	December 2, 2025	By:	/s/ Holly Koczot
Holly Koczot General Counsel and Secretary